Exhibit 99.1

SECOND QUARTER 2005
FINANCIAL SUPPLEMENT

CONSOLIDATED SUMMARY
Quarterly, Unaudited

(Thousands)	2Q05	1Q05	4Q04	3Q04	2Q04
Net interest income	$241,608	$227,447	$228,446	$218,250	$213,606
Noninterest income	343,312	343,464	313,682	307,231	347,285
Divestitures	-	-	3,200	-	1,800
Security G/L	75	(66)	(3,734)	20,383	3,214
Total revenue	584,995	570,845	541,594	545,864	565,905
Noninterest expense	419,031	394,855	382,688	365,596	384,080
Provision	15,786	13,109	11,783	10,044	12,292
Pretax income	150,178	162,881	147,123	170,224	169,533
Income taxes	47,473	53,672	43,971	56,623	51,149
Net income	102,705	109,209	103,152	113,601	118,384

Diluted shares	128,914	128,032	127,719	127,845	128,497
EPS	$0.80	$0.85	$0.81	$0.89	$0.92
Tax rate	32%	33%	30%	33%	30%
Efficiency ratio	72%	69%	71%	67%	68%

Certain previously reported amounts have been reclassified to agree with current presentation.

STATEMENTS OF INCOME
Quarterly, Unaudited

(Thousands)	2Q05	1Q05	4Q04	3Q04	2Q04
Interest income	$438,385	$384,876	$334,789	$300,183	$277,815
Less interest expense	196,777	157,429	106,343	81,933	64,209
Net interest income	241,608	227,447	228,446	218,250	213,606
Provision for loan losses	15,786	13,109	11,783	10,044	12,292
Net interest income after
provision for loan losses	225,822	214,338	216,663	208,206	201,314
Noninterest income:
Mortgage banking	108,993	118,762	94,771	105,155	118,266
Capital markets	94,789	95,162	76,522	79,913	102,195
Deposit transactions
and cash management	39,471	33,255	37,695	38,624	38,234
Merchant processing	23,239	20,460	19,679	19,299	19,365
Insurance commissions	13,525	14,749	11,649	13,962	14,104
Trust services and investment
management	11,278	11,164	11,741	11,838	11,891
Gains on divestitures	-	-	3,200	-	1,800
Securities (losses)/gains, net	75	(66)	(3,734)	20,383	3,214
Other	52,017	49,912	61,625	38,440	43,230
Total noninterest income	343,387	343,398	313,148	327,614	352,299
Adjusted gross income after
provision for loan losses	569,209	557,736	529,811	535,820	553,613
Noninterest expense:
Employee compensation,
incentives and benefits	248,064	242,986	228,206	210,089	238,402
Occupancy	26,548	24,516	22,875	23,865	21,699
Equipment rentals, depreciation,
and maintenance	19,406	18,085	18,633	18,713	17,573
Operations services	20,328	18,477	18,379	17,801	15,944
Communications and courier	13,684	12,893	12,446	12,118	13,223
Amortization of intangible assets	3,360	3,362	3,014	2,165	2,191
Other	87,641	74,536	79,135	80,845	75,048
Total noninterest expense	419,031	394,855	382,688	365,596	384,080
Pretax income	150,178	162,881	147,123	170,224	169,533
Applicable income taxes	47,473	53,672	43,971	56,623	51,149
Net income	$102,705	$109,209	$103,152	$113,601	$118,384

Diluted earnings per common share	$ .80	$ .85	$ .81	$ .89	$ .92
Dividends declared	.43	.43	.43	.40	.40

SELECTED FINANCIAL RATIOS:
Return on average assets	1.14%	1.30%	1.40%	1.63%	1.75%
Return on average shareholders' equity	19.6	21.8	20.8	23.7	25.5
Certain previously reported amounts have been reclassified to agree with current presentation.

OTHER INCOME AND OTHER EXPENSE
Quarterly, Unaudited

(Thousands)	2Q05	1Q05	4Q04	3Q04	2Q04
All other income and commissions:
Revenue from loan sales and securitizations	$10,319	$13,232	$14,151	$22	$3,976
Cardholder fees	6,733	6,092	6,405	6,461	6,348
Other service charges	5,753	5,218	5,270	4,696	5,098
Remittance processing	3,790	3,787	3,888	4,423	5,486
Check clearing fees	1,778	1,869	2,340	2,562	2,523
Other	23,644	19,714	29,571	20,276	19,799
Total	$52,017	$49,912	$61,625	$ 38,440	$ 43,230
All other expense:
Advertising and public relations	$ 12,518	$11,535	$8,585	$ 9,976	$ 9,527
Legal and professional fees	11,829	8,749	11,816	9,529	9,700
Travel and entertainment	8,898	7,445	8,684	7,983	7,044
Computer software	8,845	7,024	7,199	7,127	7,596
Contract employment	8,631	6,700	7,877	6,264	5,430
Supplies	4,040	4,360	4,399	4,187	4,545
Foreclosed real estate	(614)	2,497	2,759	2,072	977
Fed service fees	1,905	1,926	1,979	2,263	2,267
Deposit insurance premium	746	689	923	661	708
Charitable contributions	460	374	339	414	494
Other	30,383	23,237	24,575	30,369	26,760
Total	87,641	74,536	79,135	80,845	75,048
Certain previously reported amounts have been reclassified to agree with current presentation.

AVERAGE STATEMENTS OF CONDITION
Quarterly, Unaudited

(Millions)	2Q05	1Q05	4Q04	3Q04	2Q04
Loans, net of unearned income:
Commercial:
Commercial, financial and industrial	$ 5,894.5	$ 5,480.1	$ 5,213.6	$ 4,935.3	$ 4,736.6
Real estate commercial	1,086.3	1,004.5	929.7	960.2	965.1
Real estate construction	1,546.2	1,306.0	1,132.1	945.1	796.6
Total commercial loans	8,527.0	7,790.6	7,275.4	6,840.6	6,498.3
Retail:
Real estate residential	7,533.5	7,385.8	8,204.5	7,852.6	7,253.7
Real estate construction	1,321.2	1,105.4	939.8	746.1	619.1
Other retail	161.1	160.7	172.6	180.0	188.7
Credit card receivables	239.5	238.1	244.1	239.3	258.4
Total retail loans	9,255.3	8,890.0	9,561.0	9,018.0	8,319.9
Total loans, net of unearned income	17,782.3	16,680.6	16,836.4	15,858.6	14,818.2
Investment securities	2,931.3	2,794.8	2,150.6	2,625.7	2,474.6
Loans held for sale	6,055.9	5,315.1	4,696.1	4,036.7	4,689.7
Other earning assets	4,849.7	4,576.6	1,895.7	1,687.7	1,658.0
Total earning assets	31,619.2	29,367.1	25,578.8	24,208.7	23,640.5
Cash and due from banks	727.4	729.8	779.2	740.0	718.4
Other assets	3,935.6	3,994.5	2,951.9	2,767.9	2,917.4
Total assets	$36,282.2	$34,091.4	$29,309.9	$27,716.6	$27,276.3

Certificates of deposit under
$100,000 and other time	$ 2,184.3	$ 2,102.4	$ 2,065.8	$ 2,015.0	$ 1,880.6
Other interest-bearing deposits	4,613.9	4,567.8	4,228.4	4,128.6	4,146.7
Total interest-bearing core deposits	6,798.2	6,670.2	6,294.2	6,143.6	6,027.3
Demand deposits	1,835.6	1,785.0	1,879.7	1,741.6	1,809.1
Other noninterest-bearing deposits	3,331.8	3,001.7	3,034.0	2,800.6	3,091.0
Total core deposits	11,965.6	11,456.9	11,207.9	10,685.8	10,927.4
Certificates of deposit $100,000 and more	10,557.3	10,147.1	8,079.0	6,971.1	6,580.7
Total deposits	22,522.9	21,604.0	19,286.9	17,656.9	17,508.1
Short-term borrowed funds	7,239.8	6,152.7	4,506.8	4,602.7	4,223.0
Term borrowings	2,585.2	2,616.1	2,385.1	2,340.6	2,442.0
Other liabilities	1,539.2	1,653.2	1,157.4	1,210.4	1,231.8
Preferred stock of subsidiary	295.4	30.0	.5	.5	.5
Shareholders' equity	2,099.7	2,035.4	1,973.2	1,905.5	1,870.9
Total liabilities and shareholders' equity	$36,282.2	$34,091.4	$29,309.9	$27,716.6	$27,276.3
Diluted shares outstanding	128.9	128.1	127.7	127.8	128.5
Certain previously reported amounts have been reclassified to agree with current presentation.

RETAIL/COMMERCIAL BANKING
Quarterly, Unaudited

(Thousands)	2Q05	1Q05	4Q04	3Q04	2Q04
Net interest income	$211,470	$197,908	$193,886	$179,862	$167,331
Noninterest income	123,104	121,379	127,466	114,461	119,407
Divestitures	-	-	3,200	-	1,800
Security G/L	-	-	(1)	637	303
Total revenue	334,574	319,287	324,551	294,960	288,841
Total noninterest expense	203,218	188,798	191,551	180,250	177,235
Provision	15,667	13,069	11,798	10,044	12,310
Pretax income	115,689	117,420	121,202	104,666	99,296

Efficiency ratio	61%	59%	59%	61%	61%

Average loans (millions)	$17,700	$16,622	$16,792	$15,827	$14,798
Other earning assets (millions)	2,054	1,889	1,206	882	896
Total earning assets (millions)	19,754	18,511	17,998	16,709	15,694

Total deposits	10,606	10,384	9,975	9,666	9,474

Net interest margin	4.29%	4.34%	4.29%	4.28%	4.29%

Noninterest revenue detail
Deposit transactions & cash mgmt	$39,440	$33,254	$37,694	$38,622	$38,233
Merchant processing	23,243	20,465	19,683	19,304	19,369
Insurance commissions	13,085	14,287	11,206	13,539	13,674
Trust services & investment mgmt	11,278	11,164	11,741	11,837	11,891
Cardholder fees	6,529	5,922	6,252	6,332	6,301
Other service charges	5,219	4,806	4,900	4,378	4,802
Check clearing fees	1,778	1,869	2,340	2,562	2,523
Revenue from loan sales and
securitizations (a)	8,386	11,114	14,151	22	3,976
Miscellaneous revenue	14,146	18,498	19,499	17,865	18,638
Total noninterest revenue	123,104	121,379	127,466	114,461	119,407

Statistics
Trust total assets (millions)(b)	12,233	12,164	12,228	12,327	12,154
Trust total managed assets (millions)(b)	7,183	7,204	7,608	7,463	7,539
Merchant transactions	46,309	42,701	39,347	40,480	39,340
(a) Includes gains from whole-loan sales and net revenue from asset securitizations
(b) Current quarter is an estimate
Certain previously reported amounts have been reclassified to agree with current presentation.

MORTGAGE BANKING
Quarterly, Unaudited

(Thousands)	2Q05	1Q05	4Q04	3Q04	2Q04
Net interest income	$37,601	$32,957	$38,858	$37,758	$44,352
Noninterest income:
Net origination fees	95,676	99,964	76,567	68,375	99,101
Net servicing fees	6,295	13,765	15,382	25,560	14,407
Other fees	15,769	8,846	9,901	15,291	9,549
Total noninterest income	117,740	122,575	101,850	109,226	123,057
Total revenue	155,341	155,532	140,708	146,984	167,409
Noninterest expense	117,150	112,702	110,736	109,255	118,711
Provision	119	40	(15)	-	(18)
Pretax income	38,072	42,790	29,987	37,729	48,716

Noninterest expense detail
Commissions & incentives	$81,429	$60,739	$67,930	60,891	69,026
FAS 91 cost deferral	(1,332)	(2,574)	(6,315)	2,195	(594)
Other salaries & benefits	59,381	57,569	63,429	54,694	54,931
Total salaries & benefits	139,478	115,734	125,044	117,780	123,363
Contract labor & outsourcing	5,298	4,456	4,688	4,210	4,234
Equipment & occupancy	16,786	15,600	16,837	17,717	16,163
Foreclosure provision	(647)	2,414	2,418	1,757	617
Other expenses	46,133	42,947	32,927	50,593	44,367
Total expenses before FAS 91 reclass	207,048	181,151	181,914	192,057	188,744
FAS 91 reclassification	(92,667)	(70,808)	(74,881)	(86,706)	(74,414)
Total Noninterest Expense Before
Segment Allocations	114,381	110,343	107,033	105,351	114,330
Segment Allocations	2,769	2,359	3,703	3,904	4,381
Total Noninterest Expense	117,150	112,702	110,736	109,255	118,711

Other information
Efficiency ratio	75%	72%	79%	74%	71%

Warehouse (millions)	$4,081	$3,522	$3,543	$3,217	$3,858
Other earning assets (millions)	391	343	318	287	250
Total earning assets (millions)	4,472	3,865	3,861	3,504	4,108

Escrow balances	2,054	1,724	1,779	1,570	2,005

Net interest margin	3.37%	3.46%	4.00%	4.29%	4.34%

Warehouse Spread	2.66%	2.89%	3.58%	3.93%	3.84%

Certain previously reported amounts have been reclassified to agree with current presentation.

MORTGAGE BANKING
Quarterly, Unaudited

(Thousands)	2Q05	1Q05	4Q04	3Q04	2Q04
ORIGINATION INCOME
Origination Fees	$97,468	$76,050	$79,235	$82,425	$96,270
FAS 91 Fee Deferral	(3,774)	(939)	(3,192)	2,966	474
Appraisal, Final Inspection,
Credit Report Fees	8,967	6,926	7,142	7,335	8,345
Total origination fees	102,661	82,037	83,185	92,726	105,089

Secondary Marketing Income:
OMSR	80,076	72,948	62,462	58,120	103,186
SRP	13,629	10,426	7,709	8,656	7,847
Marketing G/L (Trading Gains)	19,884	27,553	15,605	20,904	(2,418)
Concessions	(27,319)	(21,944)	(15,360)	(25,724)	(39,328)
LOCOM	(588)	(248)	(2,153)	399	(861)
Total Secondary Marketing Fees -
Mortgage	85,682	88,735	68,263	62,355	68,426

FAS 91 Reclassification	(92,667)	(70,808)	(74,881)	(86,706)	(74,414)

Total Origination Income	95,676	99,964	76,567	68,375	99,101

KEY ORIGINATIONS METRICS

Production ($ in millions):
First Lien Production	9,526	7,618	7,840	6,842	8,915

Refinanced Production	3,545	3,588	3,475	2,117	4,226
Refinanced %	37%	47%	44%	31%	47%
Purchased Production	5,981	4,030	4,365	4,725	4,689
Purchased %	63%	53%	56%	69%	53%

ARMs % (Excluding Gov't ARMS)	50%	45%	47%	48%	41%

Total Sales Force	2,629	2,574	2,416	2,258	2,191

Warehouse/Pipeline Balance:
Ending Warehouse Balance	3,663	3,477	3,420	2,832	2,840
Ending Pipeline Balance (Locked)	5,209	4,065	3,309	3,922	3,646

Loan Sales (Deliveries):
Total Loan Sales	8,738	7,380	7,134	6,529	9,535

Margins:
Marketing Margin on Deliveries (bps):
OMSR	92	99	88	89	108
Marketing G/L (Trading Gains)	23	37	22	32	(3)
LOCOM	(1)	-	(3)	1	(1)
Concessions/SRP	(16)	(16)	(11)	(26)	(33)
Total Marketing Margin on Deliveries	98	120	96	96	71

Certain previously reported amounts have been reclassified to agree with current presentation.

MORTGAGE BANKING
Quarterly, Unaudited

	2Q05		1Q05		4Q04		3Q04		2Q04
(Thousands)	$	bps	$	bps	$	bps	$	bps	$	bps
SERVICING INCOME
Gross Service Fees	$87,285	39	$85,908	39	$80,462	38	$75,279	39	$69,584	39
Guarantee Fees	(19,039)	(9)	(19,127)	(9)	(18,020)	(9)	(17,022)	(9)	(15,042)	(9)
Sub-Service Fee Income	40	-	4	-	2	-	7	-	6	-
Lender Paid MI	(159)	-	(121)	-	(143)	-	(134)	-	(141)	-
Net Service Fees	68,127	30	66,664	30	62,301	29	58,130	30	54,407	30

Early Payoff Interest Expense	(5,742)	(2)	(5,193)	(2)	(5,485)	(2)	(4,064)	(2)	(6,443)	(3)
Ancillary Fees	6,001	3	6,411	3	5,864	3	5,666	3	5,539	3
Total Service Fees	68,386	31	67,882	31	62,680	30	59,732	31	53,503	30

AMORTIZATION/IMPAIRMENT
Amortization	(45,808)		(46,915)		(41,639)		(38,111)		(38,971)
Impairment	(23,545)		(10,375)		(9,489)		(13,356)		379
Total Amortization/Impairment	(69,353)		(57,290)		(51,128)		(51,467)		(38,592)

HEDGE GAINS
MSR Hedge Gains/(Losses)
NII on SWAPs	13,607		18,330		16,382		16,987		21,649
Hedge Ratios	16,092		11,013		15,481		8,648		1,756
Other Ineffectiveness	(10,391)		(11,843)		(13,342)		(1,701)		(14,866)
Total MSR Hedge Gains/(Losses)	19,308		17,500		18,521		23,934		8,539

Time Decay of MSR Hedges	(9,513)		(9,984)		(12,129)		(7,637)		(4,633)

Hedge MTM & Time Decay:
I/O Strip Time Decay	(2,092)		(3,257)		(1,874)		(1,246)		(421)
I/O Strip MTM	(441)		(1,086)		(688)		2,244		(3,989)
Total Hedge MTM & Time Decay	(2,533)		(4,343)		(2,562)		998		(4,410)
Total Hedge Gains	7,262		3,173		3,830		17,295		(504)

Total Servicing Income	6,295		13,765		15,382		25,560		14,407

KEY SERVICING METRICS
($ in millions)
Avg. Servicing Portfolio (Owned)	$89,366		$87,397		$84,863		$76,885		$71,543
End. Servicing Portfolio (Owned)	$90,823		$88,010		$86,587		$81,591		$72,165
Average Loans Serviced (#)	599,361		598,997		583,248		539,527		517,217

Product Mix (Average)
Product Mix (%)
GNMA	10%		11%		12%		14%		14%
FNMA/FHLMC	68%		69%		69%		68%		68%
Private	18%		16%		15%		13%		13%
Sub-Total	96%		96%		96%		95%		95%
Warehouse	4%		4%		4%		5%		5%
Total	100%		100%		100%		100%		100%

Other Statistics
(Annualized)
Ancillary Income per Loan	$40.05		$42.81		$40.22		$42.01		$42.84
Direct Servicing Cost per Loan	$52.68		$54.20		$56.88		$56.85		$57.88

Portfolio Data
(in millions)
Average Servicing Asset **	1,093		1,049		971		947		902
Valuation Reserve (Ending Balance)	2		3		4		7		7
Servicing Book Value (bps)		122		120		114		123		127

Amortization/Average Servicing Asset	17%		18%		17%		16%		17%
Impairment/Average Servicing Asset	9%		4%		4%		6%		0%

Run-Off Rate	25%		22%		26%		22%		34%

** Includes valuation reserve/MSRs only
Certain previously reported amounts have been reclassified to agree with current presentation.

CAPITAL MARKETS
Quarterly, Unaudited

(Thousands)	2Q05	1Q05	4Q04	3Q04	2Q04
Net interest income	($ 10,633)	($ 5,820)	($ 124)	$207	$25
Noninterest income:
Depository	22,307	27,834	23,623	26,751	34,756
Nondepository	28,512	35,186	22,296	20,004	23,498
Other fees	49,399	33,407	34,164	34,600	44,725
Total noninterest income	100,218	96,427	80,083	81,355	102,979
Total revenue	89,585	90,607	79,959	81,562	103,004
Noninterest expense	82,679	81,537	69,527	64,640	77,945
Pretax income	6,906	9,070	10,432	16,922	25,059

Efficiency ratio	92%	90%	87%	79%	76%

Trading inventory (millions)	$2,069	$2,235	$857	$719	$694
Other earning assets (millions)	2,283	1,850	634	518	545
Total earning assets (millions)	4,352	4,085	1,491	1,237	1,239

Net interest margin	-0.98%	-0.58%	-0.03%	0.07%	0.01%

CORPORATE
Quarterly, Unaudited

(Thousands)	2Q05	1Q05	4Q04	3Q04	2Q04
Net interest income	$3,170	$2,402	($ 4,174)	$423	$1,898
Noninterest income	2,250	3,083	4,283	2,189	1,842
Security G/L	75	(66)	(3,733)	19,746	2,911
Total revenue	5,495	5,419	(3,624)	22,358	6,651
Total noninterest expense	15,984	11,818	10,874	11,451	10,189
Pretax income	(10,489)	(6,399)	(14,498)	10,907	(3,538)

CAPITAL HIGHLIGHTS
(Dollars in millions except per share amounts, Unaudited)

	2Q05	1Q05	4Q04	3Q04	2Q04
Tier 1 Capital (a)	$ 2,364.8	$ 2,292.3	$ 2,080.2	$ 2,027.2	$ 1,985.3
Tier 2 Capital (a)	1,095.9	1,108.8	1,102.5	739.4	738.0
Total Capital (a)	$ 3,460.7	$ 3,401.1	$ 3,182.7	$ 2,766.6	$ 2,723.3

Risk-Adjusted Assets (a)	$27,530.6	$25,736.7	$24,140.7	$22,505.2	$21,091.1

Tier 1 Ratio (a)	8.59%	8.91%	8.62%	9.01%	9.41%
Tier 2 Ratio (a)	3.98	4.31	4.56	3.28	3.50
Total Capital Ratio (a)	12.57%	13.22%	13.18%	12.29%	12.91%

Leverage Ratio (a)	6.59%	6.81%	7.16%	7.38%	7.35%

Shareholders' Equity/Assets Ratio (b)	5.79	5.97	6.73	6.87	6.86

Book Value	$ 17.32	$ 16.73	$ 16.39	$ 15.96	$ 15.42

(a) Current quarter is an estimate
(b) Calculated on average balances

NET INTEREST MARGIN (NIM) HIGHLIGHTS
(Unaudited)

	2Q05	1Q05	4Q04	3Q04	2Q04
Consolidated Yields and Rates:
Investment securities	4.33%	4.27%	4.21%	4.36%	4.30%
Loans, net of unearned	5.98	5.63	5.33	5.01	4.81
Other earning assets	5.21	5.01	5.26	5.05	4.67
Yields on earning assets	5.56	5.29	5.22	4.95	4.72
Interest bearing core deposits	1.92	1.73	1.56	1.43	1.28
CD's over $100,000	3.06	2.59	2.09	1.61	1.21
Fed funds purchased and repos	2.71	2.24	1.78	1.29	.90
Commercial paper and other short-term
borrowings	4.42	4.01	3.34	3.55	3.67
Long-term debt	3.71	3.18	2.70	2.28	1.87
Rates paid on interest-bearing liabilities	2.90	2.49	1.99	1.63	1.34
Net interest spread	2.66	2.80	3.23	3.32	3.38
Effect of interest-free sources	.40	.32	.34	.28	.25
FHN - NIM	3.06%	3.12%	3.57%	3.60%	3.63%
Certain previously reported amounts have been reclassified to agree with current presentation.